EXHIBIT 99.7

UNITED STATES BANKRUPTCY COURT

WESTERN DIVISION OF MASSACHUSETTS

Case:     divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit:        Corporate (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING DECEMBER 31, 2003

Comes Now, divine, inc. et. al. - Corporate Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing December 1, 2003 and ending December 31, 2003 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

☒            Monthly Reporting Questionnaire (Attachment 1)

☒            Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒            Summary of Accounts Receivable (Form OPR-3)

☒            Schedule of Post-petition Liabilities (Form OPR-4)

☒            Income Statement (Form OPR-5)

☒            Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 1/12/2004	DEBTOR (S)-IN-POSSESSION

By:	/s/ James Boles
(Signature)

(Signature)
Name & Title:	James Boles
(Print or type)
Liquidating CEO
Address:	4225 Naperville Rd #400
Lisle, IL 60532
Telephone No.:	(630) 799-7500

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

December 31, 2003

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in December

			—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

December 31, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2004	8/18/2004	$5,000.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2004	8/18/2004	$5,000.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	$2,850.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$6,209,719.00

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

December 31, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll	Escrow Account Pledge Funds	Other	Investment	Investment	Certificate of Deposit	Flexible Benefit

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Commerce Bank

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Digital Archaeology Corp.

Account Number:	5800146796	5590036975	5590043625	03-8695-70-6	62-9036-30-02	220-14155-1-6	707003406	203003810	590825448

Beginning Book Balance:	(248,107.63)	$0.00	$0.00	$2,159,122.87	$2,239,665.82	$21,265,332.00	$33,318,415.45	$1,841,144.44	$3,632.48

Plus:
Deposits	58,939.85	0.00	0.00	991.69	0.00	16,486.80	27,252.16	1,135.30	0.00

Less:
Disbursements	(741,020.98)	(107,905.44)	(154,134.09)	(70,305.07)	0.00	0.00	0.00	0.00	0.00

Other:
Transfers In (Out)	1,087,960.47	107,905.44	154,134.09	0.00	0.00	(700,000.00)	(650,000.00)	0.00	0.00

Ending Book Balance	157,771.71	$0.00	$0.00	$2,089,809.49	$2,239,665.82	$20,581,818.80	$32,695,667.61	$1,842,279.74	$3,632.48

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

December 31, 2003

Bank Accounts

	Capital Account	Other	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	CITCO	Bear Sterns	Silicon Valley	Silicon Valley	Silicon Valley

Account Name:	Latin America Econet Works	Data Return Corporation	Eprise Securities Corp.	Open Market	Perceptual Robotics, Inc.

Account Number:	0012-614946-300	037-11250-297	8800056504	8800021106	8800056325

Beginning Book Balance:	$665,006.75	$44.00	$1,067,602.08	$1,087,990.25	$224,010.84	$63,623,859.35

Plus:
Deposits	$0.00	$0.00	$482.62	$0.00	$0.00	$105,288.42

Less:
Disbursements	$0.00	$0.00	$0.00	$(1,087,990.25)	$(499.69)	$(2,161,855.52)

Other:
Transfers In (Out)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Ending Book Balance	$665,006.75	$44.00	$1,068,084.70	$0.00	$223,511.15	$61,567,292.25

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate(1)

Monthly Reporting Questionnaire - Question #4

December 31, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount
Casas, Benjamin & White LLC	wire	12/11/03	29,972.19
Casas, Benjamin & White LLC	wire	12/23/03	7,461.64
Goodmans, LLP	wire	12/11/03	1,672.70
Jenner & Block, LLC	wire	12/23/03	97,966.06
Latham & Watkins LLP	wire	12/11/03	21,342.65
Latham & Watkins LLP	wire	12/23/03	11,983.25
McDonald Investments Inc.	wire	12/11/03	11,816.25
McDonald Investments Inc.	wire	12/23/03	19,081.07
Mintz,Levin,Cohn,Glovsky&Popeo	wire	12/11/03	53,769.57
Mintz,Levin,Cohn,Glovsky&Popeo	wire	12/23/03	69,835.50
Riley & Esher LLP	wire	12/11/03	3,947.87
Riley & Esher LLP	wire	12/23/03	24,263.50
Transwestern Commercial Serv.	wire	12/11/03	9,750.00
Transwestern Commercial Serv.	wire	12/23/03	9,835.58
Warner, Stevens & Doby, LLP	wire	12/11/03	40,828.95
Warner, Stevens & Doby, LLP	wire	12/23/03	114,156.30
Woodway Associates, LLC	wire	12/23/03	87,738.87
Payments to Professionals			615,421.95

Pre Petition Payments (2)			0.00

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) All Pre Petition Payments were made in accordance with the First Day Employee Motion

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Corporate	Month Ended:	31-Dec

FORM OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03	31-Dec-03

ASSETS

CURRENT ASSETS

Cash	28,669,407.00	28,361,999.00	24,045,447.00	65,084,983.00	58,902,473.00	56,469,289.00	55,735,064.00	57,422,518.00	56,212,588.00	55,914,331.00	54,932,765.00
Restricted cash	11,485,484.00	11,489,572.00	9,745,783.00	8,879,109.00	8,344,760.00	8,343,509.00	8,047,806.00	8,047,806.00	7,933,356.00	7,709,528.00	6,634,528.00
Accounts Receivable, Net (OPR-3)	15,104,930.14	12,749,997.06	12,514,219.00	165,003.00	103,003.00	15,000.00	30,000.00	—	—	—	—
Prepaid expenses and deposits	13,464,754.70	12,972,233.32	13,219,294.00	7,183,107.00	6,708,093.00	6,352,378.00	6,177,574.00	6,002,769.00	5,827,964.00	5,659,947.00	5,659,947.00
Investments	1,861,952.00	1,630,751.00	1,519,688.00	1,603,546.00	1,713,128.00	2,065,528.00	1,949,289.00	2,060,755.00	2,372,600.00	2,476,668.00	2,476,668.00
Other	13,371,750.70	13,871,811.20	13,735,631.00	923,766.00	1,052,307.00	930,681.00	923,766.00	932,472.00	923,766.00	923,766.00	923,766.00

TOTAL CURRENT ASSETS	83,958,278.54	81,076,363.58	74,780,062.00	83,839,514.00	76,823,764.00	74,176,385.00	72,863,499.00	74,466,320.00	73,270,274.00	72,684,240.00	70,627,674.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	30,394,567.02	30,339,145.82	30,339,146.00	200,000.00	200,000.00	200,000.00	200,000.00	200,000.00	180,012.00	180,012.00	180,012.00

Less Accumulated Depreciation	(13,813,215.02)	(14,525,105.82)	(15,053,794.00)	—	—	—	—	—	—	—	—

NET PROPERTY, PLANT AND EQUIPMENT	16,581,352.00	15,814,040.00	15,285,352.00	200,000.00	200,000.00	200,000.00	200,000.00	200,000.00	180,012.00	180,012.00	180,012.00

Goodwill	67,970,034.00	67,096,746.00	66,223,458.00	—	—	—	—	—	—	—	—
OTHER ASSETS	19,540,313.84	17,743,494.08	17,099,938.00	501,471.00	490,496.00	479,520.00	468,545.00	457,569.00	446,594.00	435,619.00	435,619.00

TOTAL ASSETS	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00	73,532,044.00	75,123,889.00	73,896,880.00	73,299,871.00	71,243,305.00

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

COMPARATIVE BALANCE SHEETS

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate	Month Ended:	31-Dec

FORM OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03	31-Aug-03	30-Sep-03	31-Oct-03	30-Nov-03	31-Dec-03

LIABILITIES

POST PETITION LIABILITIES	—	1,675,619.00	7,119,566.00	4,541,595.00	3,263,532.00	2,791,254.00	2,715,282.00	2,972,965.00	2,753,904.00	2,955,257.00	2,547,200.00

Priority Debt (1)	2,827,507.29	2,326,751.29	2,317,438.29	2,316,419.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00
Unsecured Debt	27,641,622.20	27,641,622.20	25,845,247.71	23,976,005.00	23,634,144.00	23,583,531.00	23,684,815.00	23,659,368.00	23,623,323.00	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	30,469,129.49	29,968,373.49	28,162,686.00	26,292,424.00	25,950,333.00	25,899,720.00	26,001,004.00	25,975,557.00	25,939,512.00	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	30,469,129.49	31,643,992.49	35,282,252.00	30,834,019.00	29,213,865.00	28,690,974.00	28,716,286.00	28,948,522.00	28,693,416.00	28,894,769.00	28,486,712.00

DEFERRED REVENUE	46,061,854.63	42,279,293.74	39,815,584.00	—	—	—	—	—	—	—	—
FACILITIES IMPAIRMENT	54,034,585.66	41,910,328.00	14,585,505.00	438,738.00	422,851.00	—	—	—	—	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	57,484,408.60	65,897,029.43	83,705,469.00	53,268,228.00	47,877,544.00	46,164,931.00	44,815,758.00	46,175,367.00	45,203,464.00	44,405,102.00	42,756,593.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00	73,532,044.00	75,123,889.00	73,896,880.00	73,299,871.00	71,243,305.00

Notes:

(1) Cash secured letters of credit (which are not included above) are:

Filing Date	$4,472,195
March 31	$4,472,195
April 30	$2,413,693
May 31	$1,767,191
June 30	$1,767,191
July 31	$1,592,728
August 31	$1,592,728
September 30	$1,592,728
October 31	$1,478,278
November 30	$1,478,278
December 31	$1,478,278

(2)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.	FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3

Month Ended	31-Dec

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)

3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)

4/30/2003	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

5/31/2003 (2)	222,833.34	—	76,777.34	15,000.00	68,444.00	62,612.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

6/30/2003	160,833.34	—	—	7,388.67	22,388.67	131,056.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

7/31/2003 (3)	103,003.34	—	—	—	7,388.67	95,614.67
Allowance for doubtful accounts	(88,003.34)	—	—	—	(7,388.67)	(80,614.67)

8/31/2003	103,003.34	—	—	—	—	103,003.34
Allowance for doubtful accounts	(73,003.34)	—	—	—	—	(73,003.34)

9/30/2003 (4)	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

10/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

11/30/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

12/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) May Accounts Receivables balance shown in previous OPR - 3 was presented as net accounts receivable, not gross accounts receivable.

(3) Accounts Receivable were sold as part of the Portico transaction in July.

(4) Accounts Receivable were sold as part of the Silkroad Tech transaction in September divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

December 31, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	751,000	751,000	—	—	—	—
Property taxes - real		2004	304,700	304,700	—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,409,227	1,335,450	—	—	—	73,777

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			412,196	104,215	—	48,507	17,898	241,575
Corporate Salary & Benefits Accrual			143,750	0	143,750	—	—	—
Corporate Professional Fee Accrual			584,485	—	584,485	—	—	—
Corporate Due to Acquirers			(2,458)	—	2,101	5,736	(10,294)	—

TOTALS			2,547,200	1,583,415	730,336	48,507	17,898	315,352

* See attached Schedule

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

December 31, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	3/18/2003	2,150.00	—	—	—	—	—	2,150.00
Abacus Solutions	4/19/2003	(2,236.28)	—	—	—	—	—	(2,236.28)
Andrew Marchky	3/27/2003	(164.60)	—	—	—	—	—	(164.60)
Andrew Marchky	3/27/2003	(711.13)	—	—	—	—	—	(711.13)
AT&T (78405)	6/5/2003	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	5/26/2003	(1,059.53)	—	—	—	—	—	(1,059.53)
Baker & McKenzie	7/15/2003	(3,752.99)	—	—	—	—	—	(3,752.99)
Baker & McKenzie	8/15/2003	(177.81)	—	—	—	—	—	(177.81)
Baker & McKenzie	10/11/2003	(66.57)	—	—	—	(66.57)	—	—
Bill McMonigal	4/29/2003	(195.70)	—	—	—	—	—	(195.70)
Brenda L. Cheuvront		(1,987.50)	(1,987.50)	—	—	—	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	—	—	—	(878.44)
Bruce Rusk	4/1/2003	(945.11)	—	—	—	—	—	(945.11)
Casas Benjamin & White LLC	11/9/2003	(6,658.70)	—	—	(6,658.70)	—	—	—
Casas, Benjamin & White LLC		(4,763.82)	(4,763.82)	—	—	—	—	—
Casas, Benjamin & White LLC		(795.42)	(795.42)	—	—	—	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	—	—	(43.28)
FedEx		(21.16)	(21.16)	—	—	—	—	—
FedEx		(8.68)	(8.68)	—	—	—	—	—
FedEx		(66.27)	(66.27)	—	—	—	—	—
FedEx		(65.69)	(65.69)	—	—	—	—	—
George Landgrebe	2/13/2003	(1,989.45)	—	—	—	—	—	(1,989.45)
George Landgrebe	2/13/2003	(1,578.76)	—	—	—	—	—	(1,578.76)
George Landgrebe	2/13/2003	(1,458.50)	—	—	—	—	—	(1,458.50)
George Landgrebe	2/18/2003	(2,293.13)	—	—	—	—	—	(2,293.13)
George Landgrebe	2/25/2003	(1,207.99)	—	—	—	—	—	(1,207.99)
Goodmans LLP	8/23/2003	(711.35)	—	—	—	—	—	(711.35)
Goodmans LLP	10/26/2003	(126.22)	—	—	—	(126.22)	—	—
Goodmans LLP	11/9/2003	(378.75)	—	—	(378.75)	—	—	—
Goodmans LLP	11/9/2003	(2,261.48)	—	—	(2,261.48)	—	—	—
Goodmans, LLP		(602.21)	(602.21)	—	—	—	—	—
I O S Capital	6/22/2003	(437.33)	—	—	—	—	—	(437.33)
Iron Mountain Records Mgt.		(851.15)	(851.15)	—	—	—	—	—
James Davis	2/27/2003	(100.00)	—	—	—	—	—	(100.00)
James Davis	2/27/2003	(59.12)	—	—	—	—	—	(59.12)
James Davis	2/27/2003	(27.43)	—	—	—	—	—	(27.43)
James Davis	2/27/2003	(188.89)	—	—	—	—	—	(188.89)
James Davis	2/27/2003	(1,413.07)	—	—	—	—	—	(1,413.07)
James Davis	2/27/2003	(1,136.23)	—	—	—	—	—	(1,136.23)
James Davis	2/27/2003	(33.38)	—	—	—	—	—	(33.38)
James Davis	2/27/2003	(30.74)	—	—	—	—	—	(30.74)
James Davis	2/27/2003	(559.69)	—	—	—	—	—	(559.69)
James Davis	2/27/2003	(213.15)	—	—	—	—	—	(213.15)
James Davis	2/27/2003	(136.91)	—	—	—	—	—	(136.91)
James Davis	2/27/2003	(468.41)	—	—	—	—	—	(468.41)
James Davis	2/27/2003	(1,064.90)	—	—	—	—	—	(1,064.90)
James Davis	2/27/2003	(17.96)	—	—	—	—	—	(17.96)
James Davis	2/27/2003	(577.14)	—	—	—	—	—	(577.14)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

James Davis	2/27/2003	(87.01)	—	—	—	—	—	(87.01)
James Davis	2/27/2003	(175.71)	—	—	—	—	—	(175.71)
James Davis	2/27/2003	(10.69)	—	—	—	—	—	(10.69)
James Davis	2/27/2003	(238.66)	—	—	—	—	—	(238.66)
Jason Schnack	3/27/2003	(433.36)	—	—	—	—	—	(433.36)
Jeff Mullins	4/1/2003	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Curry	4/8/2003	(757.34)	—	—	—	—	—	(757.34)
Jeffrey Schultz	4/29/2003	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	8/8/2003	(8,324.40)	—	—	—	—	—	(8,324.40)
Jenner & Block, LLC	8/22/2003	(11,650.75)	—	—	—	—	—	(11,650.75)
Jenner & Block, LLC	9/23/2003	(99,288.00)	—	—	—	—	(99,288.00)	—
Jenner & Block, LLC	9/23/2003	(441.01)	—	—	—	—	(441.01)	—
Jenner & Block, LLC	10/1/2003	0.26	—	—	—	—	0.26	—
Jenner & Block, LLC	10/23/2003	(1,634.50)	—	—	—	(1,634.50)	—	—
Jenner & Block, LLC		(12,709.70)	(12,709.70)	—	—	—	—	—
Jenner & Block, LLC		(10,859.55)	(10,859.55)	—	—	—	—	—
Jude Sullivan	5/15/2003	(1,097.96)	—	—	—	—	—	(1,097.96)
Latham & Watkins LLC	10/11/2003	(5,328.75)	—	—	—	(5,328.75)	—	—
Latham & Watkins LLC	11/11/2003	(6,081.35)	—	—	(6,081.35)	—	—	—
Latham & Watkins LLP		(2,727.40)	(2,727.40)	—	—	—	—	—
Latham & Watkins LLP		(1,130.00)	(1,130.00)	—	—	—	—	—
Level 3 Communications, LLC	3/31/2003	571.43	—	—	—	—	—	571.43
Level 3 Communications, LLC	3/31/2003	4,000.00	—	—	—	—	—	4,000.00
McDonald Investments Inc.		(1,446.75)	(1,446.75)	—	—	—	—	—
McDonald Investments Inc.		(2,039.70)	(2,039.70)	—	—	—	—	—
McDonald Investments, Inc	11/7/2003	(5,874.00)	—	—	(5,874.00)	—	—	—
Michael Stuhl	5/22/2003	(54.40)	—	—	—	—	—	(54.40)
Mintz, Levin, Cohn, Ferris	11/6/2003	(14,144.40)	—	—	(14,144.40)	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo		(7,708.85)	(7,708.85)	—	—	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo		(6,866.80)	(6,866.80)	—	—	—	—	—
Office of the U.S. Trustee		(250.00)	(250.00)	—	—	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	3/27/2003	(485.78)	—	—	—	—	—	(485.78)
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	—	—	(1,206.33)
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	—	—	(2,552.32)
Reginald Barlow	3/4/2003	(245.12)	—	—	—	—	—	(245.12)
Riley & Esher LLP	9/29/2003	(1,754.79)	—	—	—	—	(1,754.79)	—
Riley & Esher LLP	11/9/2003	(2,905.00)	—	—	(2,905.00)	—	—	—
Riley & Esher LLP		(3,639.00)	(3,639.00)	—	—	—	—	—
Riley & Esher LLP		(2,692.50)	(2,692.50)	—	—	—	—	—
Robert Essex	6/11/2003	(69.99)	—	—	—	—	—	(69.99)
SBC	5/31/2003	(20,888.83)	—	—	—	—	—	(20,888.83)
SBC		(1,655.08)	(1,655.08)	—	—	—	—	—
Skytel	5/26/2003	(2,637.42)	—	—	—	—	—	(2,637.42)
Sprint	6/15/2003	(35,499.44)	—	—	—	—	—	(35,499.44)
Sprint (219554)	8/18/2003	(15,398.98)	—	—	—	—	—	(15,398.98)
Sprint (219554)	9/3/2003	1,078.50	—	—	—	—	1,078.50	—
Sprint (219554)	10/18/2003	(7,963.17)	—	—	—	(7,963.17)	—	—
Sprint Communications Co.		(2,659.15)	(2,659.15)	—	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Sterling Corp.		(400.00)	(400.00)	—	—	—	—	—
Steve Herlocher	5/13/2003	17.76	—	—	—	—	—	17.76
Steven Roten	3/25/2003	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	6/2/2003	(929.53)	—	—	—	—	—	(929.53)
Transwestern Commercial Serv.		(2,301.75)	(2,301.75)	—	—	—	—	—
Transwestern Commercial Serv.		(993.00)	(993.00)	—	—	—	—	—
Transwestern Commercial Services	10/25/2003	(2,779.00)	—	—	—	(2,779.00)	—	—
Troutman Sanders, LLP	6/30/2003	(1,503.75)	—	—	—	—	—	(1,503.75)
Troutman Sanders, LLP	7/24/2003	(131.25)	—	—	—	—	—	(131.25)
UUNET		(6,585.57)	(6,585.57)	—	—	—	—	—
Verizon (28007)	6/21/2003	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	5/1/2003	7,460.27	—	—	—	—	—	7,460.27
Warner, Stevens & Doby, LLP	11/26/2003	(10,203.60)	—	—	(10,203.60)	—	—	—
Warner, Stevens & Doby, LLP		(8,014.00)	(8,014.00)	—	—	—	—	—
Warner, Stevens & Doby, LLP		(12,100.45)	(12,100.45)	—	—	—	—	—
Woodway Associates, LLC		(8,274.00)	(8,274.00)	—	—	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	—	—	(795.50)
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	—	—	(784.56)
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
TOTAL POST PETITION (2)		(412,195.76)	(104,215.15)	—	(48,507.28)	(17,898.21)	(100,405.04)	(141,170.08)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) A majority of the over 120 days Post Petition Liabilities over 120 days listed above represent employee expense reports that were submitted without appropriate supporting documentation

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate

FORM OPR-5	Month Ended:	31-Dec

	March	April	May	June	July	August	September	October	November	December		Filing to Date

Total Revenues	5,017,913	5,373,891	597,225	—	—	—	—	—	—	—		10,989,029

Salaries & Benefits	611,650	722,766	139,386	42,300	—	—	—	—	—	—		1,516,102
Other Expenses	454,113	516,279	458,321	205,740	—	—	—	—	—	—		1,634,453

Total Cost of Rev.	1,065,763	1,239,045	597,707	248,040	—	—	—	—	—	—		3,150,555

Gross Margin	3,952,150	4,134,846	(482)	(248,040)	—	—	—	—	—	—		7,838,474

Salaries & Benefits	3,592,144	3,539,178	1,830,314	470,886	169,564	163,538	162,952	152,488	81,084	(1,814	)(5)	10,160,339
Professional Fees	—	3,482,867	2,700,984	1,096,470	855,618	502,151	718,778	884,484	496,872	536,850		11,275,074
Insurance Expense									178,992	—	(3)	178,992
Other Taxes									121,588	(12,682	)(3),(6)	108,906
Rent									15,000	15,000	(3)	30,000
Moving and storage									12,628	1,906	(3)	14,534
Telecommunications									7,156	19,909	(3)	27,065
Travel and Expense Reimbursement									5,431	63	(3)	5,494
Other Expenses	1,127,690	2,192,385	145,833	1,361,772	1,293,065	637,138	419,552	311,148	9,231	11,929	(3)	7,509,743

Total Operating Expenses	4,719,834	9,214,430	4,677,131	2,929,128	2,318,247	1,302,827	1,301,282	1,348,120	927,982	571,161		29,310,142

Operating Inc/(Loss)	(767,684)	(5,079,584)	(4,677,613)	(3,177,168)	(2,318,247)	(1,302,827)	(1,301,282)	(1,348,120)	(927,982)	(571,161)		(21,471,668)

Interest Income	40,385	49,980	34,883	58,574	29,317	50,804	47,637	47,139	46,959	46,349		452,027
Interest Expense	(25,652)	(22,699)	(11,814)	(12,209)	—	—	—	—	—	—		(72,374)
Depreciation & Amort	(1,624,178)	(1,401,976)	(633,126)	—	—	—	—	—	—	—		(3,659,280)
Other	—	—	—	—	—	—	—	12,233	(21,406)	(1,123,327	)(4)	(1,132,500)
Gain (loss) on Sale of Business	—	—	(67,613,496)	367,127	—	—	170,000	5,000	—	—		(67,071,369)
Extraordinary Income/(Expense) (1)	8,146,667	27,324,823	12,966,808	—	406,964	—	—	—	—	—		48,845,262

Total Other Inc/(Expense)	6,537,222	25,950,128	(55,256,745)	413,492	436,281	50,804	217,637	64,372	25,553	(1,076,978)		(22,638,234)

Net Income/(Loss)	5,769,538	20,870,544	(59,934,358)	(2,763,676)	(1,881,966)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)	(1,648,139)		(44,109,902)

Notes:

(1) Recovery of previously impaired facility leases due to 502(b)6 limitations.

(2)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(3) Beginning in November 2003, other expenses have been categorized in a greater level of detail.

(4) November: settlement of $22,711 post-petition lease obligation offset by $1,305 customer receipt.

December: draws on letters of credit of $1,155,430 offset by recovery of $25,662 bank funds and $6,441 bad debt recovery.

(5) Includes a credit of $23,716 for payroll checks previously run but held and currently voided.

(6) Tax refunds.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate	Month Ended:	31-Dec

FORM OPR-6

	Mar-03	Apr-03	May-03	Jun-03		Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03
SOURCES OF CASH
Income (Loss) From Operations	5,769,538	20,870,544	(59,934,358)	(2,763,676)		(1,881,966)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)	(1,648,139)
Add: Depreciation, Amortization & Other Non-Cash	1,624,178	1,401,976	633,126	—		88,003	—	—	—	—	—
Subtract: Extraordinary Non-Cash Gain	(8,146,667)	(27,324,823)	(12,966,808)	—		(406,964)	—	—	—	—	—
CASH USED IN OPERATIONS	(752,951)	(5,052,303)	(72,268,040)	(2,763,676)		(2,200,927)	(1,252,023)	(1,083,645)	(1,283,748)	(902,429)	(1,648,139)
Decrease in Assets:
Accounts Receivable	5,643,377	3,335,253	—	62,000		—	—	30,000.00	—	—	—
Prepaid Expenses & Deposits	492,521	—	—	475,014		355,715	174,804	174,805	174,805	168,017	—
Other	693,693	890,799	—	226,194		132,602	134,129	2,454,230	39,669	10,974	—
Divestiture of Assets Upon Sale	—	—	170,935,344	—		—	—	—	—	—	—
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—	—		—	101,284	—	—	—	—
Post Petition Liabilities	8,142,418	13,344,517	9,144,934	4,899,860		2,072,647	1,176,535	1,012,814	1,393,864	966,912	652,939
TOTAL SOURCES OF CASH (A)	14,219,058	12,518,266	107,812,238	2,899,392		360,037	334,729	2,588,204	324,590	243,474	(995,200)

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,288,444)	(3,099,475)	—	—		—	(15,000)	—	—	—	—
Prepaid Expenses & Deposits	—	(247,061)	—	—		—	—	—	—	—	—
Other	(483,818)	(3,062,104)	(83,858)	(3,096,237	)(1)	(198,934)	(97,150)	(120,172)	—	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(500,756)	(1,805,687)	(1,870,262)	(342,091)		(50,613)	—	(25,447)	(36,045)	—	—
Post Petition Liabilities	(6,466,799)	(7,900,570)	(11,722,905)	(6,177,923)		(2,544,925)	(1,252,507)	(755,131)	(1,612,925)	(765,559)	(1,061,366)
Deferred Revenue	(3,782,561)	(2,463,710)	—	—		—	—	—	—	—	—
Divestiture of Liabilities Upon Sale	—	—	(53,962,351)	—		—	—	—	—	—	—
TOTAL USES OF CASH (B)	(14,522,378)	(18,578,607)	(67,639,376)	(9,616,251)		(2,794,472)	(1,364,657)	(900,750)	(1,648,970)	(765,559)	(1,061,366)
NET SOURCE (USE) OF CASH (A-B=NET)	(303,320)	(6,060,341)	40,172,862	(6,716,859)		(2,434,435)	(1,029,928)	1,687,454	(1,324,380)	(522,085)	(2,056,566)
CASH — BEGINNING BALANCE (See OPR-1)	40,154,891	39,851,571	33,791,230	73,964,092		67,247,233	64,812,798	63,782,870	65,470,324	64,145,944	63,623,859
CASH — ENDING BALANCE (See OPR-1)	39,851,571	33,791,230	73,964,092	67,247,233		64,812,798	63,782,870	65,470,324	64,145,944	63,623,859	61,567,293

Notes:

(1) Includes $2,643,949 payments from Corporate business uniton behalf of Hosting business unit

(2) Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.